AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT


         This Amendment to Restated and Amended Purchase Agreement ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC., MICROAGE SOLUTIONS, INC., MCSA, INC., MCSZ, INC. (formerly known as MCSB, INC.), MCSJ, INC., MCSP, INC., MCSQ, INC., KELLY MICRO SYSTEMS, INC. and MCST, INC. (individually and collectively, "Seller"), MCSR, INC., MCSS, INC., MICROAGE LOGISTICS SERVICES, INC. ("MLS"), COMPLETE DISTRIBUTION, INC. ("CDI"), MICROAGE INFOSYSTEMS SERVICES, INC. ("MIS"), ADVANCED SYSTEMS CONSULTANTS, INC. ("ASC"), PCCLEARANCE, INC. ("PCI"), IMAGE CHOICE, INC. ("ICI"), MCSY, INC. and DEUTSCHE FINANCIAL SERVICES CORPORATION ("Purchaser") as of the 31st day of March, 1997.

         WHEREAS,  Purchaser and Seller  entered into that certain  Restated and
Amended   Purchase   Agreement  dated  as  of  August  3,  1995  (the  "Purchase
Agreement");

         WHEREAS, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. are affiliates of Seller and will be creating accounts receivable which they desire to sell to Purchaser;

        WHEREAS, Seller, Purchaser, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. believe it is in their best interests to make MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. parties to the Purchase Agreement as additional Sellers thereunder; and

         WHEREAS, Kelly Micro Systems, Inc. is in the process of being dissolved and is not generating accounts receivable;

         WHEREAS, Purchaser is willing to release Kelly Micro Systems, Inc. from its obligations under the Purchase Agreement; and

        WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as provided herein.

        NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Seller, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Purchase Agreement):

         1. Kelly Micro Systems, Inc. is hereby released from all obligations under the Purchase Agreement.

         2. MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. are hereby made parties to the Purchase Agreement, and all references to "Seller" in the Purchase Agreement shall be deemed to be references to MicroAge Computer Centers, Inc., MicroAge Solutions, Inc., MCSA, Inc., MCSZ, Inc., MCSJ, Inc., MCSP, Inc., MCSQ, Inc., MCST, Inc.
         (collectively, the "Original Seller"), MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc., acting jointly and severally. MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. hereby expressly assume, on a joint and several basis, all obligations of Original Seller under the Purchase Agreement, including without limitation all obligations regarding fees and other amounts payable to Purchaser under letter agreements executed by Original Seller and Purchaser in connection with the Purchase Agreement. Nothing herein shall be deemed to release any Original Seller from any such obligations. Original Seller, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. hereby affirm all representations, warranties and repurchase obligations of Original Seller in the Purchase Agreement, in connection with Accounts sold by Original Seller and agree that they make identical representations, warranties and agreements with respect to Accounts to be sold by MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. thereunder. Original Seller, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. agree that they shall be jointly and severally responsible and liable for all obligations, representations and warranties of Original Seller, MCSR, Inc.,

         MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. under the Purchase Agreement, as amended hereby.

         In furtherance of the foregoing and not as a limitation, to secure all of their respective current and future debts to Purchaser, whether under the Purchase Agreement or any current or future guaranty or other agreement, including without limitation all obligations of Seller arising in connection with the Purchase Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including Repurchase obligations pursuant to
         Section 2.1.D, indemnification obligations pursuant to Section 10.1 and payments on account of Collections received, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. hereby assign and grant to Purchaser a security interest in all of their respective right, title and interest now or hereafter existing in, to and under all inventory, equipment, fixtures, accounts (including without limitation all Sold Receivables), contract rights, chattel paper, instruments, documents of title, deposit accounts, reserves and general intangibles, now owned or hereafter acquired, and all attachments, accessions, parts, accessories, substitutions and replacements thereto, and all proceeds thereof, and to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in their respective possession or control or any computer bureau from time to time acting for each of them, and to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance, and all proceeds thereof.

         MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. each hereby appoint MicroAge Computer Centers, Inc. as its duly authorized agent for purposes of executing each Assignment of Receivables, and each such Assignment of Receivables duly executed by MicroAge Computer Centers, Inc. and delivered to Purchaser shall for all purposes be deemed executed and delivered by each of them.

         2. Schedules A and B, and Exhibit I, to the Purchase Agreement, are hereby restated in their entirety and replaced by Schedules A and B, and Exhibit I, attached hereto and incorporated herein by this reference.

         3. Except as expressly modified or amended herein, all other terms and provisions of the Purchase Agreement, including without limitation all letter agreements regarding fees and other amounts payable to Purchaser in connection with the Purchase Agreement, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the Purchase Agreement, as hereby amended, is ratified and confirmed by Purchaser, Seller, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc.

         IN WITNESS WHEREOF, Purchaser, Seller, MCSR, Inc., MCSS, Inc., MLS, CDI, MIS, ASC, PCI, ICI and MCSY, Inc. have executed this Amendment as of the date and year first above written.

SELLER                                  MICROAGE COMPUTER CENTERS, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MICROAGE SOLUTIONS, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSA, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSZ, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSJ, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSP, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSQ, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        KELLY MICRO SYSTEMS, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCST, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSR, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MCSS, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------


                                        MICROAGE LOGISTICS SERVICES, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------


                                        COMPLETE DISTRIBUTION, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        MICROAGE INFOSYSTEMS SERVICES, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        ADVANCED SYSTEMS CONSULTANTS, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        PCCLEARANCE, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------

                                        IMAGE CHOICE, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------


                                        MCSY, INC.

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------


PURCHASER                               DEUTSCHE FINANCIAL SERVICES CORPORATION

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------
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